UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2021

SAB Biotherapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware		001-39871	85-3899721
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

2100 East 54th Street North			57104
Sioux Falls	South Dakota		(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: 605-679-6980

Big Cypress Acquisition Corp.

300 W. 41st Street, Suite 202

Miami Beach, FL 33140

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value per share	SABS	Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Common Stock at an exercise price of $11.50 per share	SABSW	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On October 22, 2021 (the “Closing Date”), Big Cypress Acquisition Corp., a Delaware corporation and our predecessor company (“BCYP”), consummated the previously announced business combination (the “Business Combination”), pursuant to the terms of the agreement and plan of merger, dated as of June 21, 2021 and as amended on August 12, 2021 by the first amendment to the agreement and plan of merger (as may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among BCYP, Big Cypress Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of BCYP (“Merger Sub”), and SAB Biotherapeutics, Inc., a Delaware corporation (“OLD SAB”).

Pursuant to the Business Combination Agreement, on the Closing Date, (i) Merger Sub merged with and into OLD SAB (the “Merger”), with OLD SAB as the surviving company in the Merger, and, after giving effect to such Merger, OLD SAB was renamed SAB Sciences, Inc. and became a wholly-owned subsidiary of BCYP and (ii) BCYP changed its name to “SAB Biotherapeutics, Inc.” (“NEW SAB” or the “Company” f/k/a Big Cypress Acquisition Corp).

In accordance with the terms and subject to the conditions of the Business Combination Agreement, at the effective time of the Merger (the “Effective Time”), (i) each share of common stock and preferred stock of OLD SAB outstanding as of immediately prior to the Effective Time was exchanged for shares of common stock, par value $0.0001 per share, of NEW SAB (“Common Stock”) based on the agreed upon OLD SAB equity value of $300 million (the “Equity Value”) and a conversion rate of $10.10; (ii) each outstanding vested and unvested option to purchase shares of OLD SAB common stock was exchanged for a comparable option to purchase Common Stock, based on the Equity Value and a conversion rate of $10.10; and (iii) holders of vested options to purchase shares of OLD SAB common stock received, in the aggregate, 1,507,124 restricted stock units (the “Earnout RSUs”) related to shares of Common Stock. Additionally, holders of OLD SAB common stock and preferred stock are entitled to receive their pro rata share of the shares of Common Stock that were issued into escrow at the Closing (the “Earnout Shares”) which will be released if certain conditions are met within the five-year period following the Closing (the “Earnout Period”). The total number of Earnout Shares and shares underlying the Earnout RSUs equaled 12,000,000 shares of Common Stock, in the aggregate.

No fraction of a share of Common Stock was issued at the Closing, and each person who was otherwise entitled to a fraction of a share of Common Stock (after aggregating all fractional shares of Common Stock that otherwise would be received by such holder) received the number of shares of Common Stock rounded in the aggregate to the nearest whole share of Common Stock.

Unless the context otherwise requires, “NEW SAB,” “we,” “us,” “our,” and the “Company” refer to SAB Biotherapeutics, Inc., a Delaware corporation. All references herein to the “Board” refer to the board of directors of the Company (the “Board”). All references herein to the “Closing” refer to the closing of the transactions contemplated by the Business Combination Agreement, including the Merger and the Business Combination (collectively, the “Transactions”).

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Item 1.01 Entry Into a Material Definitive Agreement.

Amended and Restated Registration Rights Agreement

In connection with the completion of the Business Combination the Company, certain stockholders of OLD SAB, Big Cypress Holdings LLC, a Delaware limited liability company and the sponsor of BCYP (the “Sponsor”) and Ladenburg Thalmann & Co. Inc. (“Ladenburg”) entered into an amended and restated registration rights agreement, pursuant to which, among other things, certain holders of OLD SAB common stock and preferred stock (i) agreed not to effect any sale or distribution of NEW SAB Common Stock held by any of them during the specified lock-up period of 180 days after the Closing Date and (ii) were granted certain registration rights with respect to their NEW SAB shares.

The foregoing description of the amended and restated registration rights agreement does not purport to be complete and is qualified in its entirety by the text of the amended and restated registration rights agreement, the form of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Indemnification Agreements

In connection with the Business Combination, NEW SAB entered into indemnification agreements with its directors and executive officers as of the Closing Date. Each indemnification agreement provides for indemnification and advancements by NEW SAB of certain expenses and costs relating to claims, suits or proceedings arising from each individual’s service to NEW SAB or, at our request, service to other entities as an officer or director, as applicable, to the maximum extent permitted by applicable law.

The foregoing description of the indemnification agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the indemnification agreements, the form of which is filed as Exhibit 10.6 to this Current Report on Form 8-K and is incorporated herein by reference.

Executive Employment Agreement

Russell Beyer

On September 15, 2021, OLD SAB entered into an Executive Employment Agreement with Mr. Russell Beyer (the “CFO Agreement”) to continue to serve as the Company’s Chief Financial Officer. The CFO Agreement provides Mr. Beyer an annual base salary of $300,000 and his eligibility to participate in the Company’s benefit plans generally. Additionally, Mr. Beyer is eligible to receive an annual cash bonus of not less than 35% of his base salary, provided that certain financial performance objectives are met, as set and determined by the Company. The CFO Agreement also subjects Mr. Beyer to standard nondisclosure, invention assignment, and arbitration provisions. In consideration for Mr. Beyer entering into the CFO Agreement, Mr. Beyer will be issued stock options with an amount of underlying common stock representing approximately 0.25% of the outstanding common stock of NEW SAB. The award will vest over four years with 25% vesting on the 1 year anniversary of the grant date and the remaining 75% of the vesting on a monthly basis in thirty-six installments.

If Mr. Beyer’s employment is terminated by the Company without Cause (as defined in the employment agreement) (other than for death or disability) or the term of his employment is not renewed, Mr. Beyer will receive (i) a severance payment equal to 1 year of his then base salary, payable in 12 months installments and (ii) the applicable bonus amounts prorated for the portion of the calendar year Mr. Beyer was employed so long as he was employed by the Company as of April 1st of the year of termination and the Board has approved a bonus plan for that year (such bonus amount payable by the end of the Company’s fiscal year following the termination).

The foregoing description of the CFO Agreement does not purport to be complete and is qualified in its entirety by the text of the CFO Agreement, which is filed as Exhibit 10.5 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated by reference into this Item 2.01.

As previously disclosed on a Current Report on Form 8-K filed on October 21, 2021, BCYP held a special meeting of stockholders on October 20, 2021 (the “Special Meeting”) at which the stockholders of BCYP considered and approved, among other matters, a proposal to adopt the Business Combination Agreement and the transactions contemplated therein. On the Closing Date, the parties to the Business Combination Agreement consummated the Transactions.

In connection with the Merger, holders of 8,030,289 shares of BCYP common stock exercised their right to redeem such shares for cash at a price of approximately $10.10 per share for payments in the aggregate of approximately $81.1 million. On the Closing Date, approximately $13.1 million was escrowed pursuant to that certain Forward Share Purchase Agreement entered into by and between BCYP and Radcliffe SPAC Master Fund, L.P., a Cayman Islands limited partnership (“Radcliffe”) and approximately $21.9 million was released to the Company.

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The material terms and conditions of the Business Combination Agreement and its related agreements are described in BCYP’s definitive proxy statement/prospectus dated September 22, 2021 (the “Proxy Statement/Prospectus”) included in BCYP’s Registration Statement on Form S-4 (File No. 333-258869), originally filed with the Securities and Exchange Commission (“SEC”) on August 17, 2021, under the headings titled “Proposal No. 1 – The Business Combination Proposal” beginning on page 74 thereto, and that information is incorporated herein by reference. The foregoing description of the Forward Share Purchase Agreement does not purport to be complete and is qualified in its entirety by the text of the Forward Share Purchase Agreement, which was filed as Exhibit 10.1 to a Current Report on Form 8-K filed with the SEC on October 12, 2021.

FORM 10 INFORMATION

Prior to the Closing, the Company was a shell company (as defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) with no operations, and was formed as a vehicle to effect a business combination with one or more operating businesses.

Item 2.01(f) of Form 8-K states that if the predecessor registrant was a “shell company” (as such term is defined in Rule 12b-2 under the Exchange Act), as BCYP was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, the Company, as the successor registrant to BCYP following the consummation of the Business Combination, is providing the information below that would be included in a Form 10 if the Company were to file a Form 10. Please note that the information provided below relates to the Company as the combined company after the consummation of the Transactions unless otherwise specifically indicated or the context otherwise requires.

Cautionary Note Regarding Forward-Looking Statements

The Company makes forward-looking statements in this Current Report on Form 8-K and in documents incorporated herein by reference. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. These forward-looking statements include statements about future financial and operating results of the Company; benefits of the Business Combination; statements about the plans, strategies and objectives of management for future operations of the Company; statements regarding future performance; and other statements regarding the Business Combination. In some cases, you can identify these forward-looking statements by the use of terminology such as “anticipate,” “believe,” “can,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intends,” “may,” “might,” “outlook,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “strive,” “target,” “will,” “would” and the negative version of these words or other comparable words or phrases, but the absence of these words does not mean that a statement is not forward-looking.

These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors” in the Proxy Statement/Prospectus. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Some of these risks and uncertainties may in the future be amplified by the COVID-19 outbreak and there may be additional risks that we consider immaterial or which are unknown. It is not possible to predict or identify all such risks. Readers are cautioned not to place undue reliance on forward-looking statements because of the risks and uncertainties related to them and to the risk factors.

Forward-looking statements are based on information available at the date such statements were made. The forward-looking statements in this Current Report on Form 8-K and in any document incorporated herein by reference should not be relied upon as representing the Company’s views as of any subsequent date, and the Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. There can be no assurance that future developments affecting us will be those that we have anticipated. We do not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Please see the other risks and uncertainties set forth in the Proxy Statement/Prospectus in the section titled “Risk Factors” beginning on page 40 of the Proxy Statement/Prospectus and incorporated herein by reference.

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Business

The business of BCYP prior to the Business Combination is described in the Proxy Statement/Prospectus under the heading “Information About BCYP” beginning on page 147 thereto and that information is incorporated herein by reference. The business of NEW SAB after the Business Combination is described in the Proxy Statement/Prospectus beginning on page 121 under the heading “Information About SAB Biotherapeutics” and that information is incorporated herein by reference.

Properties

The Company leases its corporate headquarters located at 2100 East 54th Street North, Sioux Falls, SD 57104. The lease covers approximately 45,602 square feet.

Risk Factors

The risks associated with NEW SAB’s business are described in the Proxy Statement/Prospectus under the headings “Risk Factors” and “Risks Related to BCYP and the Business Combination” beginning on pages 40 and 47, respectively, and that information is incorporated herein by reference.

Financial Information

Reference is made to the disclosure set forth in Item 9.01 of this Current Report on Form 8-K concerning the financial information of the Company. Reference is further made to the disclosures contained in the Proxy Statement/Prospectus under the headings “Index to Financial Statements,” “Big Cypress Acquisition Corp. Unaudited Financial Statements,” “Big Cypress Acquisition Corp. Audited Financial Statements,” “SAB Biotherapeutics, Inc. Unaudited Financial Statements,” “SAB Biotherapeutics, Inc. Audited Financial Statements,” “Selected Historical Consolidated Financial Data of SAB Biotherapeutics,” “Selected Historical Financial Information of BCYP,” “Selected Unaudited Pro Forma Condensed Combined Financial Information,” “Comparative Historical and Unaudited Pro Forma Combined per Share Financial Information,” “SAB Biotherapeutics’ Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and “BCYP’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on pages F-1, F-2, F-18, F-31, F-44, 32, 32, 35, 36, 134 and 156, respectively, each of which is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of our Common Stock as of the Closing Date, after giving effect to the Closing of the Transactions, by:

●	each person known to be the beneficial owner of more than 5% of our outstanding Common Stock;

●	each of our executive officers and directors; and

●	all of our executive officers and directors as a group following the consummation of the Transactions.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security. Under those rules, beneficial ownership includes securities that the individual or entity has the right to acquire, such as through the exercise of stock options, within 60 days. Shares subject to options that are currently exercisable or exercisable within 60 days of the Closing Date are considered outstanding and beneficially owned by the person holding such options for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, NEW SAB believes that the persons and entities named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them. Unless otherwise noted, the business address of each of the directors and executive officers of NEW SAB is 2100 East 54th Street North, Sioux Falls, SD 57104.

The percentage of beneficial ownership of NEW SAB is calculated based on 43,474,779 shares of Common Stock outstanding immediately after giving effect to the Transactions and do not take into account: (i) the issuance of shares upon exercise of warrants to purchase 5,958,600 shares of Common Stock currently outstanding and (ii) the exercise of options to purchase 3,730,504 shares of Common Stock currently outstanding.

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Beneficial Owner	Number of Shares Beneficially Owned		Percentage of Common Stock Beneficially Owned
Five Percent Stockholders
Big Cypress Holdings LLC	3,047,825	(1)	7.01%

Executive Officers and Directors
Samuel J. Reich	3,048,825	(2)	7.01%
Christine Hamilton, MBA	10,685,978	(3)	24.58%
Eddie J. Sullivan, PhD	5,705,113	(4)	13.12%
Mervyn Turner, PhD	23,264	(5)	*	%
Jeffrey G. Spragens	13,000	(6)	*	%
William Polvino, MD	29,080	(7)	*	%
David Link	70,568	(8)	*	%
Charles H. Randall, Jr., MBA	360,595	(9)	*	%
Thomas Luke, MD	157,635	(10)	*	%
Russell Beyer	2,490	(11)	*	%

All current executive officers and directors as a group (10 persons)	20,096,548		46.23%

*Less than 1%

(1) Consists of 3,047,825 shares of Common Stock held directly by Big Cypress Holdings, LLC (the “Sponsor”), which includes 598,580 shares of Common Stock that are subject to vesting during a period of up to five years after October 22, 2021, which is the closing date of the Company’s business combination. The vesting of such shares is contingent on achievement of certain stock price milestones.  Excludes 208,600 warrants to purchase Common Stock because the warrants are not exercisable within 60 days from the date hereof. Each of Messrs. Samuel J. Reich and Ilan Katz is a manager of the Sponsor. Consequently, each may be deemed the beneficial owner of the shares held by the Sponsor and have voting and dispositive control over such securities. Each disclaims beneficial ownership of any shares other than to the extent he may have a pecuniary interest therein, directly or indirectly. Does not include 1,5000 shares of Common Stock held directly by Mr. Katz.

(2) Consists of (i) 1,000 shares of Common Stock held directly by Mr. Reich and (ii) 3,047,825 shares of Common Stock beneficially owned by the Sponsor. Mr. Reich is a manager of the Sponsor. Consequently, he may be deemed the beneficial owner of the shares held by the Sponsor and have voting and dispositive control over such securities. Mr. Reich disclaims beneficial ownership of any shares other than to the extent he may have a pecuniary interest therein, directly or indirectly(see footnote 1).

(3) Consists of (i) 5,074,351 shares of Common Stock held directly by Mrs. Hamilton, (ii) 25,000 shares of Common Stock held by Christensen Investments, LLC, (iii) 5,003,084 shares of Common Stock held by Mrs. Hamilton’s spouse, (iv) 118,259 shares issuable to Mrs. Hamilton pursuant to options exercisable within 60 days of October 28, 2021, and (v) 465,284 shares issuable to Mrs. Hamilton’s spouse pursuant to options exercisable within 60 days of October 28, 2021. Excludes (i) 2,039,938 shares issued into escrow for her benefit, the release from which is subject to achievement of certain stock price milestones (while such shares are held in escrow, Mrs. Hamilton has neither voting power nor dispositive power over the escrowed shares), (ii) 2,009,697 shares issued into escrow for her spouse’s benefit, the release from which is subject to achievement of certain stock price milestones, (iii) 47,777 restricted stock units that become vested upon achievement of certain stock price milestones, and (iv) 187,975 restricted stock units held by her spouse that become vested upon achievement of certain stock price milestones. Mrs. Hamilton disclaims any beneficial ownership of the reported securities other than to the extent of any pecuniary interests she may have therein.

(4) Consists of (i) 5,216,564 shares of Common Stock held directly by Mr. Sullivan and (ii) 488,549 shares issuable to Mr. Sullivan pursuant to options exercisable within 60 days of October 28, 2021. Excludes (i) 2,106,361 shares issued into escrow for his benefit, the release from which is subject to achievement of certain stock price milestones (while such shares are held in escrow, Mr. Sullivan has neither voting power nor dispositive power over the escrowed shares), and (ii) 197,374 restricted stock units that become vested upon achievement of certain stock price milestones.

(5) Consists of 23,264 shares of Common Stock issuable to Mr. Turner pursuant to options exercisable within 60 days of October 28, 2021. Excludes 9,399 restricted stock units that become vested upon achievement of certain stock price milestones.

(6) Consists of 13,000 shares of Common Stock held directly by Mr. Spragens.

(7) Consists of 29,080 shares of Common Stock issuable to Mr. Polvino pursuant to options exercisable within 60 days of October 28, 2021. Excludes 11,748 restricted stock units that become vested upon achievement of certain stock price milestones.

(8) Consists of (i) 15,820 shares of Common Stock held directly by Mr. Link, (ii) 12,097 shares of Common Stock held by Iron Horse Investments, LLC, and (iii) 42,651 shares issuable to Mr. Link pursuant to options exercisable within 60 days of October 28, 2021. Excludes (i) 6,391shares issued into escrow for his benefit, the release from which is subject to achievement of certain stock price milestones (while such shares are held in escrow, Mr. Link has neither voting power nor dispositive power over the escrowed shares), (ii) 4,887 issued into escrow for the benefit of Iron Horse Investments, LLC, the release from which is subject to achievement of certain stock price milestones and (iii) 17,231 restricted stock units that become vested upon achievement of certain stock price milestones. Mr. Link disclaims any beneficial ownership of the reported securities other than to the extent of any pecuniary interests he may have therein.

(9) Consists of 360,595 shares of Common Stock issuable to Mr. Randall pursuant to options exercisable within 60 days of October 28, 2021. Excludes 145,681 restricted stock units that become vested upon achievement of certain stock price milestones.

(10) Consists of (i) 6,418 shares of Common Stock held directly by Mr. Luke and (ii) 151,217 shares issuable to Mr. Luke pursuant to options exercisable within 60 days of October 28, 2021. Excludes (i) 2,193 shares issued into escrow for his benefit, the release from which is subject to achievement of certain stock price milestones (while such shares are held in escrow, Mr. Luke has neither voting power nor dispositive power over the escrowed shares), and (ii) 61,092 restricted stock units that become vested upon achievement of certain stock price milestones.

(11) Consists of (i) 2,475 shares of Common Stock held directly by Mr. Beyer and (ii) 15 shares of Common Stock held by Mr. Beyer’s daughter.

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Directors and Executive Officers

Effective as of the Effective Time, in connection with the Business Combination, the size of the Board was set at seven members. Samuel J. Reich, Christine Hamilton, MBA, Eddie J. Sullivan, PhD, Mervyn Turner, PhD, Jeffrey G. Spragens, William Polvino, MD and David Link were appointed to serve as directors on the Board. Messrs. Polvino and Turner were appointed to serve as the Class I directors, with terms expiring at the Company’s 2022 annual meeting. Messrs. Link and Spragens were appointed to serve as the Class II directors, with terms expiring at the Company’s 2023 annual meeting, and Mrs. Hamilton and Messrs. Reich and Sullivan were appointed to serve as Class III directors, with terms expiring at the Company’s 2024 annual meeting.

NEW SAB’s directors and officers after the consummation of the Transactions are described in the Proxy Statement/Prospectus under the heading “Management of New SAB Biotherapeutics Following the Business Combination” beginning on page 160 and is incorporated herein by reference.

Committees of the Board of Directors

Effective as of the Effective Time, the Board appointed Jeffrey Spragens, William Polvino and David Link to serve as members of the Audit Committee, with Jeffrey Spragens to serve as the Chairman of the Audit Committee. Effective as of the Effective Time, the Board appointed Christine Hamilton, Bill Polvino and Mervyn Turner to serve as members of the Compensation Committee, with Christine Hamilton to serve as the Chairman of the Compensation Committee. Effective as of the Effective Time, the Board appointed David Link, Christine Hamilton, Jeff Spragens and Mervyn Turner to serve as members of the Nominating and Governance Committee, with David Link to serve as the Chairman of the Nominating and Governance Committee.

Executive Compensation

Information about the executive compensation of NEW SAB’s executive officers is contained in the Proxy Statement/Prospectus beginning on page 132 under the heading “SAB Biotherapeutics’ Executive Compensation” is incorporated herein by reference.

Reference is made to the disclosure set forth under Item 1.01 of this Current Report on Form 8-K concerning the employment agreement of Russell Beyer, which is incorporated herein by reference.

Certain Relationships and Related Transactions, and Director Independence

Certain Relationships and Related Transactions

Certain relationships and related party transactions of the Company are described in the Proxy Statement/Prospectus beginning on page 146 under the heading “Certain SAB Biotherapeutics Relationships and Related Person Transactions” and beginning on page 159 under the heading “Certain BCYP Relationships and Related Person Transactions” and that information is incorporated herein by reference.

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Director Independence

The Board has determined that each of the directors of the Company other than Messrs. Reich and Sullivan, qualify as independent directors, as defined under the listing rules of The Nasdaq Stock Market LLC (the “Nasdaq listing rules”), and that the Board consists of a majority of “independent directors,” as defined under the rules of the SEC and Nasdaq listing rules relating to director independence requirements.

Legal Proceedings

The disclosure contained in the Proxy Statement/Prospectus beginning on page 155 under the heading “Management of New SAB Biotherapeutics Following the Business Combination – Legal Proceedings” is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Market Information and Holders

BCYP’s units, common stock and public warrants were historically listed on the Nasdaq Capital Market under the symbols “BCYPU,” “BCYP,” and “BCYPW,” respectively. On October 25, 2021, the Company’s Common Stock and Warrants began trading on The Nasdaq Global Market under the new trading symbols SABS and SABSW, respectively.

As of the Closing Date and following the Closing of the Transactions, the Company had 43,474,779 shares of Common Stock issued and outstanding held of record by 197 holders, and 5,958,600 warrants outstanding held of record by 2 holders.

Dividends

The Company has not paid any cash dividends on shares of BCYP common stock to date. The Company does not anticipate paying any cash dividends in the foreseeable future. Any decision to declare and pay dividends in the future will be made at the sole discretion of the Board and will depend on, among other things, the Company’s results of operations, cash requirements, financial condition, contractual restrictions and other factors that the Board may deem relevant.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth under Item 3.02 of this Current Report on Form 8-K concerning the issuance of shares of Common Stock in connection with the Transactions, which is incorporated herein by reference.

Description of Registrant’s Securities to be Registered

The disclosure contained in the Proxy Statement/Prospectus beginning on page 162 under the heading “Description of New SAB Biotherapeutics’ Securities” is incorporated herein by reference.

Indemnification of Directors and Officers

In connection with the Business Combination, NEW SAB entered into indemnification agreements with each of its directors and executive officers as of the Closing Date. The description of the indemnification agreements set forth above under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Financial Statements and Supplementary Data

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

The information set forth under Item 4.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

On the Closing Date, BCYP issued 247,525 shares of common stock to Chardan Capital Markets, LLC, as fees for their service as Merger and Acquisition Advisor and Capital Markets Advisor to BCYP, in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended. The information set forth under Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

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Item 4.01 Changes in Registrant’s Certifying Accountant.

Dismissal of Marcum LLP

On October 28, 2021, the audit committee of the Board (the “Audit Committee”) approved the dismissal of Marcum LLP (“Marcum”), BCYP’s independent registered public accounting firm prior to the Business Combination, which dismissal will become effective following its completion of its review of the Company’s financial statements for the third quarter of 2021, which consist only of the accounts of the pre-Business Combination special purpose acquisition company, BCYP.

The report of Marcum on the financial statements of BCYP as of December 31, 2020, and for the period from November 12, 2020 (inception) through December 31, 2020, did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period from November 12, 2020 (inception) through December 31, 2020, and the subsequent interim periods, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) with Marcum on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Marcum, would have caused Marcum to make reference to the subject matter of the disagreements in its reports covering such periods. In addition, no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K, occurred within the period of Marcum’s engagement and the subsequent interim period preceding Marcum’s dismissal.

We provided Marcum with a copy of the disclosures made pursuant to this Item 4.01 prior to the filing of this Current Report on Form 8-K and requested that Marcum furnish a letter addressed to the SEC, which is filed as Exhibit 16.1 to this Current Report, stating whether it agrees with such disclosures, and, if not, stating the respects in which is does not agree.

Appointment of Mayer Hoffman McCann P.C.

On October 28, 2021, the Audit Committee appointed Mayer Hoffman McCann P.C. (“MHM”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending December 31, 2021, effective following Marcum’s completion of its review of the Company’s financial statements for the third quarter of 2021. MHM audited the consolidated balance sheets of OLD SAB as of December 31, 2020 and 2019, and the related consolidated statements of operations, changes in redeemable preferred stock and stockholders’ equity (deficit), and cash flows for the years ended December 31, 2020 and December 31, 2019 prior to the merger.

During the years ended December 31, 2020 and 2019 and the subsequent interim periods, neither the Company nor anyone on its behalf consulted with MHM regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company that MHM concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K or any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 5.01 Change in Control of Registrant.

The information set forth in the section entitled “Introductory Note” and in the section entitled “Security Ownership of Certain Beneficial Owners and Management” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

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As a result of the Closing of the Transactions, including the completion of the Business Combination pursuant to the Business Combination Agreement, a change of control of BCYP has occurred, and the stockholders of BCYP as of immediately prior to the Closing held 15.6% of our Common Stock immediately following the Closing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective upon the Closing, each of James Martin, Ilan Katz and Stephen D. Collins, MD, PhD. ceased serving as a director of BCYP and Samuel J. Reich ceased serving as an executive officer of BCYP.

The following persons are serving as executive officers and directors of the Company following the Closing.

Name	Age	Position
Samuel J. Reich	46	Class III Director and Executive Chairman of the Board
Christine Hamilton, MBA	65	Class III Director
Eddie J. Sullivan, PhD	55	Class III Director, President and Chief Executive Officer
Mervyn Turner, PhD	74	Class I Director
Jeffrey G. Spragens	79	Class II Director
William Polvino, MD	61	Class I Director
David Link	66	Class II Director
Russell Beyer	66	Chief Financial Officer
Charles H. Randall, Jr., MBA	58	Chief Strategy Officer
Thomas Luke, MD	59	Chief Medical Officer

The information contained in the Proxy Statement/Prospectus beginning on page 160 under the heading “Management of New SAB Biotherapeutics After the Business Combination,” including the biographical information concerning such executive officers and directors, and the information contained under the heading “Certain Relationships and Related Transactions” in Item 2.01 of this Current Report on Form 8-K are incorporated herein by reference.

NEW SAB 2021 Equity Incentive Plan

At the Special Meeting, the BCYP stockholders considered and approved the NEW SAB 2021 Equity Incentive Plan (the “Equity Incentive Plan”). A summary of the Equity Incentive Plan is contained in the Proxy Statement/Prospectus beginning on page 103 under the heading “Proposal No. 4 – The Incentive Plan Proposal.” That summary of the Equity Incentive Plan does not purport to be complete and is qualified in its entirety by reference to the text of the Equity Incentive Plan, which is filed as Exhibit 10.7 to this Current Report on Form 8-K and is incorporated herein by reference.

NEW SAB 2021 Employee Stock Purchase Plan

At the Special Meeting, the BCYP stockholders considered and approved the NEW SAB 2021 Employee Stock Purchase Plan (the “ESPP”). A summary of the ESPP is contained in the Proxy Statement/Prospectus beginning on page 108 under the heading “Proposal No. 5 – The Employee Stock Purchase Plan Proposal.” That summary of the ESPP does not purport to be complete and is qualified in its entirety by reference to the text of the ESPP, which is filed as Exhibit 10.8 to this Current Report on Form 8-K and is incorporated herein by reference.

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Employment Agreements

Eddie J. Sullivan

On March 1, 2021, OLD SAB entered into an Executive Employment Agreement with Dr. Sullivan to continue to serve as the Company’s President & Chief Executive Officer. The agreement provides Dr. Sullivan an annual base salary of $377,200, and his eligibility to participate in the Company’s benefit plans generally. The agreement also subjects Dr. Sullivan to standard nondisclosure, invention assignment, and arbitration provisions.

If Dr. Sullivan’s employment is terminated by the Company without Cause (as defined in the employment agreement) (other than for death or disability) or the term of his employment is not renewed, Dr. Sullivan will receive (i) a severance payment equal to 1 year of his then base salary, payable either in a lump sum or in accordance with the Company’s then-current payroll practices and (ii) the applicable bonus amounts prorated for the portion of the calendar year Dr. Sullivan was employed so long as he was employed by the Company as of April 1st of the year of termination and the Board has approved a bonus plan for that year (such bonus amount payable by the end of the Company’s fiscal year following the termination).

Thomas C. Luke

On March 1, 2021, OLD SAB entered into an Executive Employment Agreement with Dr. Luke to continue to serve as the Company’s Chief Medical Officer. The agreement provides Dr. Luke an annual base salary of $343,950, and his eligibility to participate in the Company’s benefit plans generally. The agreement also subjects Dr. Luke to standard nondisclosure, invention assignment, and arbitration provisions.

If Dr. Luke’s employment is terminated by the Company without Cause (as defined in the employment agreement) (other than for death or disability) or the term of his employment is not renewed, Dr. Luke will receive (i) a severance payment equal to 1 year of his then base salary, payable either in a lump sum or in accordance with the Company’s then-current payroll practices and (ii) the applicable bonus amounts prorated for the portion of the calendar year Dr. Luke was employed so long as he was employed by the Company as of April 1st of the year of termination and the Board has approved a bonus plan for that year (such bonus amount payable by the end of the Company’s fiscal year following the termination).

Charles H. Randall, Jr.

On March 1, 2021, OLD SAB entered into an Executive Employment Agreement with Mr. Randall to continue to serve as the Company’s Executive Vice President, Chief Strategy Officer. The agreement provides Mr. Randall an annual base salary of $303,300, and his eligibility to participate in the Company’s benefit plans generally. The agreement also subjects Mr. Randall to standard nondisclosure, invention assignment, and arbitration provisions.

If Mr. Randall’s employment is terminated by the Company without Cause (as defined in the employment agreement) (other than for death or disability) or the term of his employment is not renewed, Mr. Randall will receive (i) a severance payment equal to 1 year of his then base salary, payable either in a lump sum or in accordance with the Company’s then-current payroll practices and (ii) the applicable bonus amounts prorated for the portion of the calendar year Mr. Randall was employed so long as he was employed by the Company as of April 1st of the year of termination and the Board has approved a bonus plan for that year (such bonus amount payable by the end of the Company’s fiscal year following the termination).

These descriptions of the employment agreements do not purport to be complete and are qualified in their entirety by reference to the text of the employment agreements with each of Messrs. Sullivan, Luke and Randall, which are filed as Exhibit 10.2, Exhibit 10.3, and Exhibit 10.4, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

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Russell Beyer

On September 15, 2021, the Company entered into an Executive Employment Agreement with Mr. Russell Beyer to continue to serve as the Company’s Chief Financial Officer. A description of the material terms of the agreement is described in Item 1.01 in the section entitled “Employment Agreement” of this Current Report on Form 8-K and is incorporated herein by reference. Such description of the employment agreement does not purport to be complete and is qualified in its entirety by the text of the employment agreement, the form of which is filed as Exhibit 10.5 to this Current Report on Form 8-K and is incorporated herein by reference.

Indemnification Agreements

As of the Closing Date, the Company entered into indemnification agreements with each of its directors and executive officers. The description of the indemnification agreements set forth above under Item 1.01 of this Current Report is incorporated herein by reference. Such description does not purport to be complete and is qualified in its entirety by reference to the text of the form of Indemnification Agreement, which is filed as Exhibit 10.6 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Special Meeting, BCYP’s stockholders voted and approved, among other things, the Charter Amendment Proposal, which is described in greater detail in the Proxy Statement/Prospectus in the section titled “Proposal No. 2 – The Charter Amendment Proposal” beginning on page 99. In connection with the consummation of the Transactions, BCYP changed its name to “SAB Biotherapeutics, Inc.” and adopted an amended and restated certificate of incorporation (the “Restated Charter”), which became effective upon filing with the Secretary of State of the State of Delaware on October 22, 2021.

The description of the Restated Charter and the general effect of the Restated Charter upon the rights of the holders of Common Stock is included in the Proxy Statement/Prospectus in the sections titled “Proposal No. 2 – The Charter Amendment Proposal” beginning on page 99, “Description of New SAB Biotherapeutics’ Securities” beginning on page 162, and “Comparison of Stockholder Rights,” beginning on page 166, which are incorporated herein by reference.

Upon the Closing of the Transactions, NEW SAB adopted amended and restated bylaws (the “Restated Bylaws”) to be consistent with the Restated Charter and to make certain other changes that the Board deemed appropriate for a public operating company.

The summaries described herein are qualified in their entirety by reference to the text of the Restated Charter and the Restated Bylaws, which are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.06 Changes in Shell Company Status.

As a result of the Business Combination, the Company ceased to be a shell company (as defined in Rule 12b-2 of the Exchange Act) as of the Closing. A description of the Business Combination and the terms of the Merger Agreement are included in the Proxy Statement/Prospectus in the section entitled “Proposal No. 1—The Business Combination Proposal” beginning on page 74, which is incorporated herein by reference. Further reference is made to the information contained in Item 2.01 of this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The audited consolidated financial statements of OLD SAB as of December 31, 2020 and 2019 and for the years then ended are included in the Proxy Statement/Prospectus beginning on page F-46 and are incorporated herein by reference.

The unaudited condensed consolidated financial statements of OLD SAB as of June 30, 2021 and for the six months ended June 30, 2021 and 2020 are included in the Proxy Statement/Prospectus beginning on page F-31 and are incorporated herein by reference.

The audited consolidated financial statements of BCYP as of December 31, 2020 for the period from November 12, 2020 (inception) through December 31, 2020 are included in the Proxy Statement/Prospectus beginning on page F-19 and are incorporated herein by reference.

The unaudited condensed consolidated financial statements of BCYP as of June 30, 2021 and for the three and six months ended June 30, 2021 are included in the Proxy Statement/Prospectus beginning on page F-2 and are incorporated herein by reference.

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(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of the Company as of and for the six months ended June 30, 2021 and for the year ended December 31, 2020 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

(c) None.

(d) Exhibits.

Exhibit Number	Description
2.1+	Agreement and Plan of Merger, dated as of June 21, 2021, by and among Big Cypress Acquisition Corp., Big Cypress Merger Sub Inc, SAB Biotherapeutics, Inc., and Shareholder Representative Services LLC as the Stockholders’ Representative (incorporated by reference to Annex A to the proxy statement/prospectus filed by the Company on September 24, 2021).
2.2+	First Amendment to Agreement and Plan of Merger, dated August 12, 2021, by and among Big Cypress Acquisition Corp. and SAB Biotherapeutics, Inc. (incorporated by reference to Annex B to the proxy statement/prospectus filed by the Company on September 24, 2021).
3.1*	Amended and Restated Certificate of Incorporation
3.2*	Amended and Restated Bylaws
10.1*	Amended and Restated Registration Rights Agreement
10.2*¥	Employment Agreement, dated March 1, 2021, by and between SAB Biotherapeutics, Inc. and Eddie J. Sullivan.
10.3*¥	Employment Agreement, dated March 1, 2021, by and between SAB Biotherapeutics, Inc. and Thomas Luke.
10.4*¥	Employment Agreement, dated March 1, 2021, by and between SAB Biotherapeutics, Inc. and Charles H. Randall, Jr.
10.5*¥	Employment Agreement, dated September 15, 2021, by and between SAB Biotherapeutics, Inc. and Russell Beyer.
10.6*	Form of Indemnification Agreement
10.7¥	SAB Biotherapeutics, Inc. 2021 Omnibus Equity Incentive Plan (incorporated by reference to Annex G to the proxy statement/prospectus filed by the Company on September 24, 2021)
10.8¥	SAB Biotherapeutics, Inc. 2021 Employee Stock Purchase Plan (incorporated by reference to Annex H to the proxy statement/prospectus filed by the Company on September 24, 2021)
16.1*	Letter to SEC from Marcum LLP.
21.1*	List of Subsidiaries.
99.1*	Unaudited pro forma condensed combined financial information of the Company as of and for the six months ended June 30, 2021 and for the year ended December 31, 2020.

* Filed herewith

+ Schedules and exhibits to this Exhibit omitted pursuant to Regulation S-K Item 601(a)(5). The Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

¥ Indicates a management contract or compensatory plan, contract or arrangement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 28, 2021

SAB Biotherapeutics, Inc.

By:	/s/ Eddie J. Sullivan
Eddie J. Sullivan
Chief Executive Officer

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